                                  UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 29, 2005

                               AMBIENT CORPORATION
             (Exact name of registrant as specified in its charter)

------------------------------ --------------------- ---------------------------
          Delaware                   0-23723                  98-0166007
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(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)
------------------------------ --------------------- ---------------------------

                 79 CHAPEL STREET, NEWTON, MASSACHUSETTS, 02458
          (Address of principal executive offices, including Zip Code)

                                  617-332-0004
              (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On September 29, 2005, Henry Seduski resigned from his position as a director of Ambient Corporation (the "Company") in order to pursue other interests. Mr. Seduski's resignation became effective immediately. Prior to his resignation, Mr. Seduski served as a member of the audit committee of the Company's board of directors. Mr. Seduski did not resign because of a disagreement with the Company on any matter relating to the Company's operations, policies or practices.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements

              None.

     (b) Pro Forma Financial Information

              None.

     (c) Exhibits

              None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 30, 2005                  AMBIENT CORPORATION

                                            By: /s/ John Joyce
                                                --------------
                                                John Joyce
                                                Chief Executive Officer